[CONFORMED COPY]

                                 AMENDMENT NO. 2

           AMENDMENT NO. 2 dated as of April 30, 2002 (this "AMENDMENT") to AMENDMENT No. 1 and WAIVER dated as of January 28, 2002 (as the same has heretofore been or may hereafter be amended from time to time, the "FIRST AMENDMENT AND WAIVER") relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT") among FOSTER WHEELER LLC, FOSTER WHEELER USA CORPORATION, FOSTER WHEELER POWER GROUP, INC. (formerly known as FOSTER WHEELER ENERGY INTERNATIONAL, INC.), FOSTER WHEELER ENERGY CORPORATION, the Guarantors signatory thereto, the Lenders signatory thereto, BANK OF AMERICA, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as FIRST UNION NATIONAL BANK), as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent, arranged by BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, and ABN AMRO BANK N.V., WACHOVIA SECURITIES, INC. (formerly known as FIRST UNION CAPITAL MARKETS), GREENWICH NATWEST STRUCTURED FINANCE INC. and TORONTO DOMINION BANK, as Arrangers.

         The parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

           SECTION 2. AMENDMENTS TO FIRST AMENDMENT AND WAIVER. (a) The definition of "SPECIAL CHARGE" in Section 1(b) of the First Amendment and Waiver is amended by changing the amount of additional charges from "$50,000,000" to "$80,000,000".

          (b) Clause (i) of the definition of "WAIVER PERIOD" in Section 1(b) of the First Amendment and Waiver is amended by changing "April 30, 2002" to "May 30, 2002".

          (c) Section 2(a) of the First Amendment and Waiver is amended by inserting at the end thereof "or, for purposes of compliance with Section 6.01(b)

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of the Credit Agreement, the borrowing of up to an additional $70,000,000 of
Loans in the first quarter of 2002 under the Credit Agreement."

          (d) Section 2(c) of the First Amendment and Waiver is amended by inserting at the end thereof "or an additional $26,000,000 shortfall in Consolidated Adjusted EBITDAR".

          (e) Clause (i) of the second sentence of Section 2(g) of the First Amendment and Waiver is amended by changing "April 30, 2002" to "May 30, 2002".

         SECTION 3. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) subject in the case of Section 3.08 to matters disclosed in writing to the Lenders prior to the effective date of the First Amendment and Waiver and the $30,000,000 shortfall in Consolidated Adjusted EBITDAR disclosed to the Lenders at the bank meeting held on April 4, 2002 and an additional $26,000,000 shortfall in Consolidated Adjusted EBITDAR, the representations and warranties of the Company set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default or Potential Default will have occurred and be continuing on such date, in each case after giving effect to this Amendment.

           SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

                  (a) the Administrative Agent shall have received from each of the Borrowers and the Guarantors and Lenders comprising the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

                  (b) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company of all fees and expenses owed by it pursuant to the Credit Agreement or any written agreement in connection with the First Amendment and Waiver (including without




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         limitation the fees and expenses of Davis Polk & Wardwell,
         Ernst & Young Corporate Finance LLC and Peterson Consulting) for which invoices have theretofore been rendered.



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:                                FOSTER WHEELER LLC, as a Borrower
                                       By: Foreign Holdings Ltd.,
                                           its sole member


By /S/ ROBERT D. ISEMAN                By /S/ STEVEN I. WEINSTEIN
  ----------------------------         ---------------------------------
      Name:  Robert D. Iseman          Name:  Steven I. Weinstein
      Title: Vice President            Title: Vice President



                                       FOSTER WHEELER USA CORPORATION,
                                       as a Borrower


                                       By /S/ LISA FRIES GARDNER
                                         ---------------------------------
                                           Name:  Lisa Fries Gardner
                                           Title: Secretary



                                       FOSTER WHEELER POWER GROUP, INC.
                                       (formerly known as FOSTER WHEELER
                                       ENERGY INTERNATIONAL, INC.),
                                       as a Borrower


                                       By /S/ ROBERT D. ISEMAN
                                         ---------------------------------
                                           Name:  Robert D. Iseman
                                           Title: Treasurer



                                       FOSTER WHEELER ENERGY CORPORATION,
                                       as a Borrower


                                       By /S/ LISA FRIES GARDNER
                                         ---------------------------------
                                           Name:  Lisa Fries Gardner
                                           Title: Secretary

                                       FOSTER WHEELER, INC. (formerly known as
                                       FOSTER WHEELER US HOLDINGS, INC.),
                                       as a Guarantor


                                       By /S/ STEVEN I. WEINSTEIN
                                         --------------------------------------
                                           Name:  Steven I. Weinstein
                                           Title: Vice President



                                       FOSTER WHEELER INTERNATIONAL HOLDINGS,
                                       INC., as a Guarantor


                                       By /S/ STEVEN I. WEINSTEIN
                                         --------------------------------------
                                           Name:  Steven I. Weinstein
                                           Title: Vice President



                                       FOREIGN HOLDINGS LTD., as a Guarantor


                                       By /S/ THOMAS R. O'BRIEN
                                         --------------------------------------
                                           Name:  Thomas R. O'Brien
                                           Title: Director & Vice President



                                       FOSTER WHEELER LTD., as a Guarantor


                                       By /S/ STEVEN I. WEINSTEIN
                                         --------------------------------------
                                           Name:  Steven I. Weinstein
                                           Title: Vice President


                                       BANK OF AMERICA, N.A., individually and
                                       as Administrative Agent, LC Issuer and
                                       Swingline Lender


                                       By /S/ F. A. ZAGAR
                                         --------------------------------------
                                          Name:  F.A. Zagar
                                          Title: Managing Director



                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       individually and as Syndication Agent


                                       By /S/ CHRISTOPHER TIERNEY
                                         --------------------------------------
                                           Name:  Christopher Tierney
                                           Title: Senior Vice President



                                       ABN AMRO BANK N.V., individually and as
                                           Documentation Agent


                                       By /S/ STEVEN C. WIMPENNY
                                         --------------------------------------
                                           Name:  Steven C. Wimpenny
                                           Title: Group Senior Vice President


                                       By /S/ PARKER H. DOUGLAS
                                         --------------------------------------
                                           Name:  Parker H. Douglas
                                           Title: Group Vice President



                                       TORONTO DOMINION (TEXAS), INC.


                                       By /S/ ANN S. SLANIS
                                         --------------------------------------
                                           Name:  Ann S. Slanis
                                           Title: Vice President


                                       NATIONAL WESTMINSTER BANK PLC,
                                       NEW YORK BRANCH


                                       By
                                          -------------------------------------
                                          Title:



                                       NATIONAL WESTMINSTER BANK PLC,
                                       NASSAU BRANCH


                                       By
                                         --------------------------------------
                                         Title:



                                       THE BANK OF NOVA SCOTIA


                                       By
                                         --------------------------------------
                                         Title:



                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                       By
                                         --------------------------------------
                                         Title:



                                       CITIBANK, N.A.


                                       By /S/ MICHAEL C. BECKER
                                         --------------------------------------
                                           Name:  Michael C. Becker
                                           Title: Director



                                       DEUTSCHE BANK AG NEW YORK BRANCH and/or
                                       CAYMAN ISLANDS BRANCH


                                       By /S/ PATRICK DOWLING
                                         --------------------------------------
                                           Name:  Patrick Dowling
                                           Title: Vice President


                                       By /S/ GREGORY SHEFRIN
                                         --------------------------------------
                                           Name:  Gregory Shefrin
                                           Title: Director



                                       BNP PARIBAS (successor by merger to
                                       Paribas)


                                       By /S/ BARRY LIU
                                         --------------------------------------
                                           Name:  Barry Liu
                                           Title: Vice President


                                       By /S/ OLIVIER SERRA
                                         --------------------------------------
                                           Name:  Olivier Serra
                                           Title: Vice President



                                       PNC BANK, NATIONAL ASSOCIATION


                                       By /S/ DENNIS F. LENNON
                                         --------------------------------------
                                           Name:  Dennis F. Lennon
                                           Title: Vice President



                                       SOCIETE GENERALE, NEW YORK BRANCH


                                       By /S/ MICHEL CHATAIN
                                         --------------------------------------
                                           Name:  Michel Chatain
                                           Title: Managing Director



                                       WELLINGTON PARTNERS LIMITED
                                       PARTNERSHIP
                                       By:  Citadel Limited Partnership, its
                                            Portfolio Manager
                                       By:  GLB Partners, L.P., its General
                                            Partner
                                       By:  Citadel Investment Group, L.L.C.,
                                            its General Partner


                                       By /S/ BRAD COURI
                                         --------------------------------------
                                           Name:  Brad Couri
                                           Title: Senior Managing Director



                                       LIBERTYVIEW FUND LLC


                                       By
                                         --------------------------------------
                                         Title:




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